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                                                                   Exhibit 10.65


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of May 9, 2003 (this "Agreement"), is made by and between INVISA, INC., a Nevada corporation, with headquarters located at 4400 Independence Court, Sarasota, Florida 34234 (the "Company"), and the entity named on a signature page hereto (each, an "Initial Investor") (each agreement with an Initial Investor being deemed a separate and independent agreement between the Company and such Initial Investor, except that each Initial Investor acknowledges and consents to the rights granted to each other Initial Investor under such agreement).


                              W I T N E S S E T H:

         WHEREAS, upon the terms and subject to the conditions of the Financing Agreement, dated as of May 7, 2003, between the Initial Investor, as Lender and the Company (the "Financing Agreement"), the Company has agreed to issue and the Initial Investor has agreed to fund the Company's 2003A 7% Convertible Note Due June 9,2004 ("Note"); and

         WHEREAS, the Note is convertible into shares of Common Stock (the "Conversion Shares", which term, for purposes of this Agreement, shall include shares of Common Stock of the Company issuable in lieu of accrued interest as contemplated by the Note) upon the terms and subject to the conditions contained in the Note; and

         WHEREAS, upon the terms and subject to the conditions of the Investment Agreement, dated as of May 7, 2003, between the Initial Investor and the Company (the "Investment Agreement"), the Company has agreed to sell and the Initial Investor has agreed to buy shares of Common Stock (the "Investment Agreement Shares", which terms, for purposes of this Agreement, shall include all shares issued and sold by the Company as contemplated by the Investment Agreement);

         WHEREAS, upon the terms and subject to the conditions of the Investment Agreement, the Company has agreed to issue Warrants to purchase shares of the Company's Common Stock (the "Warrant Shares"); and

         WHEREAS, to induce the Initial Investor to execute and deliver the Financing Agreement and the Investment Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Registrable Securities;



         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:


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         1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement As used in this Agreement, the following terms shall have the following meanings:

         (a) "Closing Date" means the date hereof.

         (b) "Effective Date" means the date the SEC declares a Registration Statement covering Registrable Securities and otherwise meeting the conditions contemplated hereby to be effective.

         (c) "Initial Investor" means Barbell Group, Inc., a Panama corporation.

         (d) "Investors" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof and who holds or Registrable Securities.

         (e) "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by a determination in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time; in each case where such determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

         (f) "Principal Trading Market" means The NASDAQ/Over-the-Counter Bulletin Board Market or the National Quotations Systems Pink Sheets or the American Stock Exchange or the NASDAQ Small Cap Market..

         (g) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

         (h) "Registrable Securities" means the Conversion Shares, Investment Agreement Shares and Warrant Shares.

         (i) "Registration Statement" means a registration statement of the Company under the Securities Act covering Registrable Securities on Form SB-2, if the Company is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form.

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         2. REGISTRATION.

         (a) MANDATORY REGISTRATION.

         (i) The Company shall prepare and file with the SEC within thirty (30) days after the Closing Date commencing on May 12, 2003 ("Filing Date") a Registration Statement registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investors to sell the Registrable Securities, but in no event less than the number of shares equal to the aggregate of (x) two hundred percent (200%) of the number of shares into which the Note and all interest thereon through the Maturity Date (as defined in the Note) would be convertible at the time of filing of such Registration Statement (assuming for such purposes that all Notes had been issued, had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such issuance, eligibility, accrual of interest or conversion had in fact occurred as of such date) The Registration Statement shall also state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Notes to prevent dilution resulting from stock splits, or stock dividends. The Company will cause such Registration Statement to be declared effective on a date (the "Required Effective Date") which is no later than the earlier of (Y) five (5) business days after oral or written notice by the SEC that it may be declared effective or (Z) ninety (90) days after May 12, 2003 ("Registration Effective Date"), provided that the Registration Effective Date will be extended once to one hundred twenty (120) days after May 12, 2003 only if all of the following occur:
(1) the Company files the Registration Statement no later than fifteen (15) days after May 12, 2003; (ii) the Company files an amendment to the Registration Statement on each date which is no later than ten (10) days after the Company receives any comments letter on the Registration Statement from the SEC; and
(iii) the Company faxes to Investor's counsel, Edward H. Burnbaum, Esq. at 212-986-2907, each letter containing SEC comments on the Registration Statement within three (3) business days of receiving each such letter from the SEC.

         (ii) The aggregate number of shares registered for the Investors in each Registration Statement or amendment thereto shall be allocated among the Investors on a pro rata basis among them according to their relative Registrable Shares included in such Registration Statement.

         (iii) Initial Investor and any assignees of the Initial Investor agree timely to provide all reasonably requested information concerning the Initial Investor and any assignees which are required for the Registration Statement and any amendment thereto.

         (b) RESERVED.

         3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

         (a) Prepare promptly, and file with the SEC a Registration Statement with respect to not less than the number of Registrable Securities provided in
Section 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times during the period (the "Registration Period") continuing until the earlier of (i) the date when the Investors may sell all Registrable Securities under Rule 144(k) without volume or other restrictions or limits or (ii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and Prospectuses, as defined below, contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be

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stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

         (c) Permit a single firm of counsel designated by the Initial Investor (which, until further notice, shall be deemed to be Novack Burnbaum Crystal LLP, which firm has requested to receive such notification; each, an "Investor's Counsel") to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

         (d) Notify each Investor and the Investor's Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than three
(3) business days prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC in respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Investors); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Investor's Counsel with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(d) not later than one (1) business day in advance of

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the filing of such responses with the SEC so that the Investors shall have the opportunity to comment thereon;

         (e) Furnish to each Investor and to Investor's Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary Prospectus and Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a Prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

         (f) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

         (g) As promptly as practicable after becoming aware thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

         (h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company shall, if lawful to do so, provide the Investor with at least two (2) business days' notice of the existence (but not the substance of) a Potential Material Event;

         (i) Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on the Principal Trading Market and the quotation of the Registrable Securities on the Principal Trading Market.

         (j) Provide a transfer agent ("Transfer Agent") and registrar, which may be a single entity, for the Registrable Securities not later than the initial Effective Date.

         (k) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company

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shall deliver, and shall cause legal counsel selected by the Company to deliver, to the Transfer Agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel, which shall include, without limitation, directions to the Transfer Agent to issue certificates of Registrable Securities(including certificates for Registrable Securities to be issued after the Effective Date and replacement certificates for Registrable Securities previously issued) without legends or other restrictions; and

         (l) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

         4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         (a) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

         (b) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

         (c) Each Investor shall as promptly as practicable, notify the Company in writing of the happening of any event of which the Investor has knowledge, as a result of which the Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be disclosed, or make the statements therein not misleading, and provide the Company with information required to prepare an amendment or supplement to the Registration Statement or other appropriate filing with the SEC.

         (d) Each Investor shall provide the Company with complete and accurate information about the Investor or the sale of the Company's securities, which in the reasonable judgment of the Company's counsel, is required to be included in the Registration Statement pursuant to applicable securities laws.

         5. EXPENSES OF REGISTRATION. All reasonable expenses (other than underwriting discounts and commissions of the Investor) incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

         6. INDEMNIFICATION. After Registrable Securities are included in a Registration Statement under this Agreement:

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         (a) To the extent permitted by law, the Company will indemnify and hold harmless, the Investor, the directors, if any, of such Investor, the officers, if any, of such Investor, and each Person (each, an "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise, insofar as such Claims (or actions or proceedings, whether commenced in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being collectively referred to as "Violations"). The Company shall reimburse the Investor, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such Prospectus was timely made available by the Company pursuant to Section
3(c) hereof; (ii) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the Prospectus made available by the Company; or (iii) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Investor will indemnify the Company, its officers, directors and agents (including legal counsel) (each an "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions set forth in this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party, and shall survive the offering and transfer of the Registrable Securities by the Investor.

         (b) Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party, as the case may be; provided, however, that an Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) except where the seller has committed fraud (other than a fraud by reason of the information included or omitted from the Registration Statement as to which the Company has not given notice as contemplated under Section 3 hereof) or intentional misconduct, contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER SECURITIES ACT AND EXCHANGE ACT. With a view to making available to Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Investor to sell securities of the Company to the public without Registration ("Rule 144"), the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

         (c) furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) if not available on the SEC's EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without Registration; and

         (d) at the request of any Investor holding Registrable Securities (a "Holder"), give its Transfer Agent irrevocable instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent's receipt from such Holder of

         (i) a certificate (a "Rule 144 Certificate") certifying (A) that the Holder's holding period (as determined in accordance with the provisions of Rule 144) for the shares of Registrable Securities which the Holder proposes to sell (the "Securities Being Sold") is not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

         (ii) an opinion of counsel acceptable to the Company (for which purposes it is agreed that the initial Investor's counsel shall be deemed acceptable) within three (3) business days after request by the Investor that, based on the Rule 144 Certificate, Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement, the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent's books and records (except to the extent any such legend or restriction results from facts other than the identity of the Holder, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Holder). If the Transfer Agent reasonably requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

         9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any unconverted Debentures) only if the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, and further provided that any assignee of Registrable Securities agrees to be bound by the terms and conditions of this Agreement. In the event Registrable Securities are assigned after a Registration Statement has become effective pursuant to this Agreement, the Company's obligation with regard to any such assignee shall be limited to amending its effective Registration Statement with regard to any such assignees.

         10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a eighty (80%) percent interest of the Registrable Securities (as calculated by the stated value of the Notes). Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11. MISCELLANEOUS.

         (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (b) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Financing Agreement, (i) if to the Company or to the Initial Investor, to their respective address contemplated by the Financing Agreement, and (ii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

         (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

         (e) The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement or any of the other Transaction Agreements.

         (f) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         (g) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (h) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         (i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

         (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (k) Neither party shall be liable to the other party hereunder for any indirect, special, incidental or consequential damages.

         (l) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           COMPANY:

                                           INVISA, INC.


                                           By: /s/ Stephen A. Michael, President
                                               ---------------------------------
                                           Name:  Stephen A. Michael
                                           Title: President


                                           INITIAL INVESTOR:

                                           BARBELL GROUP, INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title: